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                                                                    Exhibit 10.1

                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of November 30, 1995 by and among Sierra On-Line, Inc., a Delaware corporation ("Sierra" or the "Company"), and the former shareholders of Papyrus Design Group, Inc., a Massachusetts corporation ("Papyrus"), listed on the signature pages hereto (collectively the "Shareholders" and individually a "Shareholder").

                                    RECITALS

         A. The Company, PDG Acquisition Corp., a Washington corporation and wholly owned subsidiary of Sierra ("Purchaser"), Papyrus and the Shareholders are parties to an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Sierra will acquire Papyrus through a merger of Purchaser with and into Papyrus in which shares of Sierra's common stock, $.01 par value per share ("Common Stock"), will be issued to the Shareholders as set forth in the Merger Agreement.

         B. The execution and delivery of this Agreement by the parties hereto is a condition precedent to the obligations of the parties under the Merger Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

         1.       DEFINITIONS

         For the purposes of this Agreement, the following terms have the meanings indicted below:

                  1933 Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  1934 Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

                  Commission. The United States Securities and Exchange Commission.
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                  Holder.  Any person owning Registrable Securities who is a party to this Agreement, and any transferee thereof in accordance with Section 7 of this Agreement.

                  Prospectus. The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Register, registration and registered. A registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  Registrable Securities. The shares of Common Stock issued to the Shareholders pursuant to the Merger Agreement and any securities that may be issued by the Company or any successor to the Company from time to time with respect to, in exchange for, or in replacement of such shares of Common Stock, including, without limitation, securities issued as a stock dividend on or pursuant to a stock split of such shares of Common Stock; provided, however, that those shares as to which the following apply shall cease to be Registrable
Securities: (a) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the 1933 Act and such Registrable Securities shall have been disposed of under such Registration Statement; (b) such Registrable Securities shall have become transferable in accordance with Rule 144, or any successor rule or provision, under the 1933 Act; (c) such Registrable Securities shall have been transferred in a transaction in which the Holder's rights and obligations under this Agreement were not assigned in accordance with this Agreement; or (d) such Registrable Securities shall have ceased to be outstanding.

                  Registration Expenses. All expenses incident to the Company's performance of or compliance with Sections 2 and 4, including, without limitation, all registration and filing fees (including filing fees with respect to the Commission and to the National Association of Securities Dealers, Inc.
and listing fees of the Nasdaq National Market), all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all printing expenses, all registrars' and transfer agents' fees and all fees and disbursements of the Company's counsel and independent public accountants.
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                  Registration Statement.  A registration statement prepared and filed with the Commission in compliance with the 1933 Act.

                  Seller. Any person, including any Holder, participating in an offering of any Registrable Securities of the Company pursuant to this Agreement.

                  Selling Expenses. All applicable transfer taxes and any fees and disbursements of any counsel, accountants or other advisors for any seller of the Registrable Securities being registered.

                  Shelf Registration. A registration effected pursuant to a shelf Registration Statement of the Company, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. A Registration Statement relating to a Shelf Registration shall be referred to herein as the "Shelf Registration Statement."

         2.       SHELF REGISTRATION

                  2.1      GENERAL

         Subject to the limitations set forth elsewhere in this Section 2, on or before January 31, 1996, the Company shall file with the Commission a Shelf Registration Statement on Form S-3 of all the Registrable Securities held by the Holders.

                  2.2      LIMITATION ON REGISTRATION OBLIGATION

         Notwithstanding the provisions of Section 2.1, if, prior to the filing or effective date of the Shelf Registration Statement referred to in Section 2.1 above, the Company shall furnish to such Holders a certificate signed by the President and the General Counsel of the Company stating that, in their good faith judgment:

                  (a) the filing of the Shelf Registration Statement or the offering of securities pursuant thereto would materially and adversely affect
(i) a pending or scheduled public offering or private placement of Sierra's securities, (ii) a pending or proposed acquisition, merger, consolidation, reorganization, restructuring or similar transaction of or by Sierra, (iii) bona fide negotiations, discussions or proposals with respect to any of the foregoing, or (iv) the position or strategy of Sierra in connection with any pending or threatened litigation, claim, assessment or government investigation; and

                  (b) in the event the Shelf Registration Statement were then effective and sales of Registrable Securities were made thereunder, and disclosure of all material
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information with respect to the foregoing had not been made, such circumstances would cause a violation of the 1933 Act or the 1934 Act and result in potential liability to Sierra;

then the Company shall have the right to defer the filing or effectiveness, as the case may be, of such Shelf Registration Statement for such period of time as such the above circumstances shall continue, such period not to exceed 180 days after the date of this Agreement.

                  2.3      SELLING PROCEDURES; SUSPENSION

         Each Holder of Registrable Securities agrees to give written notice to the General Counsel and the Chief Accounting Officer of the Company at least 10 Business Days prior to any intended sale or distribution of Registrable Securities under the Shelf Registration Statement referred to in Section 2.1, which notice shall specify the date on which such Holder intends to begin such sale or distribution. As soon as practicable after the date such notice is received by the Company, and in any event within 10 Business Days after such date, the Company shall comply with either paragraph (a) or (b) below.

                  (a) Except in the event that paragraph (b) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holders of the Registrable Securities who gave such notice copies of any documents filed pursuant to
Section 2.3(a)(i); and (iii) inform each such Holder that the Company has complied with its obligations in Section 2.3(a)(i) (or that, if the Company has filed a post-effective amendment to the Shelf Registration Statement which has not yet been declared effective, the Company will notify each such Holder to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment and will immediately notify each such Holder pursuant to Section 2.3(a)(i) hereof when the amendment has become effective). Each Holder who has given notice of intention to distribute such Holder's Registrable Securities in accordance with Section 2.3 hereof (a "Notice Holder") shall sell all or any of such Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus only during the 30-day period commencing with the date on which the Company gives notice, pursuant to
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Section 2.3(a)(i), that the Registration Statement and Prospectus may be used for such purpose (such 30-day period is referred to as a "Selling Period"). The Notice holders will not sell any Registrable Securities pursuant to such Registration Statement or Prospectus after such Selling Period without giving a new notice of intention to sell pursuant to Section 2.3 hereof and receiving a further notice from the Company pursuant to Section 2.3(a)(i) hereof or paragraph (b) below.

                  (b) In the event of (i) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Shelf Registration Statement for amendments or supplements to a Shelf Registration Statement or related Prospectus or for additional information; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose;
(iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) any event or circumstance which necessitates the making of any changes in the Shelf Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the Company's reasonable determination that a post-effective amendment to a Shelf Registration Statement would be appropriate; or (vi) that, in the good faith judgment of the Company's President and Chief Financial Officer, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or similar events; then, subject to paragraph (d) below, the Company shall deliver a certificate in writing to the Notice Holders (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, each such Notice Holder's Selling Period will not commence (a "Suspension") until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 2.3(a)(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

                  (c) In the event any of the events or circumstances listed in the foregoing paragraph (b) occur or exist after a Selling Period has commenced, subject to paragraph (d) below, the Company shall have the same right to suspend such Selling Period by delivery of a Suspension Notice as the Company would have had if the
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Selling Period had not yet commenced, and any such suspension of a Selling
Period shall be deemed included within the meaning of the term "Suspension" for all purposes under this Agreement.

                  (d) In the event of any Suspension, or any delay in effecting the Shelf Registration under Section 2.2 above, the Company will use its best efforts to ensure that the use of the Prospectus so suspended or delayed may be commenced or resumed, as the case may be, and that any Selling Period so suspended will commence or resume, as the case may be, as soon as practicable and, in the case of a pending development, filing or event referred to in Section 2.3(b)(iv), (v) or (vi) hereof, as soon, in the judgment of the Company's President and General Counsel, as disclosure of the material relating to such pending development, filing or event would not have an adverse effect on the Company's ability to consummate the transaction, if any, to which such development, filing or event relates. Notwithstanding any other provision of this Agreement, the Company shall have the right to cause a maximum of five Suspensions as provided above (including for this purpose a delay in effecting the Shelf Registration pursuant to Section 2.2 above) during any 12-month period after the initial effective date of the Shelf Registration Statement, and the total number of days in any 12-month period during which a Suspension or Suspensions (including for this purpose a delay in effecting the Shelf Registration Statement pursuant to Section 2.2 above) may be in effect shall not exceed 180.

                  2.4      VOLUME LIMITATIONS

         Notwithstanding any other provision of this Agreement, no Holder of Registrable Securities shall dispose of Registrable Securities in such a way as to result in the merger contemplated by the Merger Agreement not qualifying as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         3.       EXPENSES

         The Company will pay all Registration Expenses in connection with the registration of Registrable Securities effected by the Company pursuant to
Section 2. Holders of Registrable Securities registered pursuant to this Agreement shall pay all Selling Expenses with each such Holder bearing a pro rata portion of the Selling Expenses based upon the number of Registrable Securities registered by each such Holder.

         4.       REGISTRATION PROCEDURES

         In connection with the registration of Registrable Securities under this Agreement, and subject to the other provisions of this Agreement, the Company shall:
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                  (a)      use commercially reasonable efforts to cause the
Registration Statement filed in accordance with Section 2 to become effective as soon as practicable after the date of filing thereof;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the shorter of (i) two years after the date hereof or
(ii) until there are no Registrable Securities outstanding, and to comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities;

                  (c) furnish to each Seller of such Registrable Securities such number of copies of the Prospectus included in such Registration Statement as such Seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                  (d) use commercially reasonable efforts to register or qualify all securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such Seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) notify each Seller of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary to amend or supplement such Prospectus to comply with the law, and at the request of any such Seller, prepare and furnish to such Seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such Prospectus, as amended or supplemented, will comply with the law;

                  (f) timely file with the Commission such information as the Commission may prescribe under Section 13 or 15(d) of the 1934 Act and otherwise use commercially reasonable efforts to ensure that the public information requirements of
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Rule 144 under the 1933 Act are satisfied with respect to the Company. The
Company shall furnish to any Holder of Registrable Securities, upon request, copies of the Company's most recent annual and quarterly reports and other publicly available documents filed with the Commission as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell Registrable Securities without registration.

                  (g) use commercially reasonable efforts to qualify such securities for inclusion in the Nasdaq National Market, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such Registration Statement; and

                  (h) issue to any person to which any Holder of Registrable Securities may sell such Registrable Securities in connection with such registration certificates evidencing such Registrable Securities without any legend restricting the transferability of the Registrable Securities.

         5.       SELLER INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that all Sellers of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

         6.       INDEMNIFICATION AND CONTRIBUTION

         In the event any Registrable Securities are included in a Registration Statement under Section 2:

                  (a) The Company will indemnify and hold harmless each Seller, the officers, directors, partners, agents and employees of each Seller, any underwriter (as defined in the 1933 Act) for such Seller and each person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Seller, officer, director, partner, agent, employee, underwriter or controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Seller, underwriter or controlling person.

                  (b) Each Seller will indemnify and hold harmless the Company, each of its officers, directors, partners, agents or employees, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Seller or any of its directors, officers, partners, agents or employees or any person who controls such Seller, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, or other such Seller or director, officer, partner, agent, employee or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Seller expressly for use in connection with such registration; and each such Seller will reimburse any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, other Seller, officer, director, partner, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller, which consent shall not be unreasonably withheld or delayed; provided further, that the aggregate liability of each Seller in connection with any sale of Registrable Securities pursuant to a Registration Statement in which a Violation occurred shall be limited to the net proceeds from such sale.

                  (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such
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indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing or conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 6.

                  (d) If recovery is not available under the foregoing indemnification provisions of this Section 6, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and the indemnified parties, except to the extent that contribution is not permitted under Section 11(f) of the 1933 Act. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances, including, without limitation, whether any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder of Registrable Securities, on the other hand. The Company and the Sellers of the Registrable Securities covered by such Registration Statement agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Seller of Registrable Securities covered by such Registration Statement or person controlling such Seller shall be obligated to make any contribution hereunder which in the aggregate exceeds the total public offering price of the securities sold by such Seller, less the aggregate amount of any damages which such Seller and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. The obligations of such Sellers to contribute are several in proportion to their respective ownership of the securities covered by such Registration Statement and not joint.

         7.       TRANSFERABILITY

         Each Holder agrees that he will not make any disposition of all or any portion of the Registrable Securities (a) except in a registered public offering pursuant to the rights granted in this Agreement; or (b) until (i) such Holder shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to counsel for the Company, that such disposition will not require registration of such Registrable Securities or such transaction under the 1933 Act or applicable state securities laws. Notwithstanding any other provision of this Agreement: (x) no Holder may sell or transfer any Registrable Securities under this Agreement or otherwise until the date of filing with the Commission of the Company's Quarterly Report on Form 10-Q for the first fiscal quarter of the Company ending after the date of this Agreement which contains a period of at least 30 days of combined financial results of Sierra and Papyrus; and (y) no sale or transfer of Registrable Securities other than in a registered public offering pursuant to the Registration Statement referred to in Section 2.1 shall be made hereunder or otherwise unless the purchaser or transferee of such Registrable Securities agrees in writing to be bound by all the terms and conditions of this Agreement.

         8.       LEGENDS

         Each Holder understands and agrees that the certificates evidencing the Registrable Securities will bear legends in substantially the following form:

                  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (reasonably satisfactory to this corporation) stating that such transaction is exempt from registration or
                  (c) this corporation otherwise satisfies itself that such transaction is exempt from registration. This legend will be canceled, and a certificate free from such legend issued to the holder hereof, upon compliance with the following conditions: (i) surrender of this certificate to this corporation in the manner and at the place designated for cancellation, (ii) a representation by the holder that it has held the securities evidenced by this certificate for not less than three years, and that it is not, and has not within the preceding 90 days been, an "affiliate" (as that term is defined for purposes of Rule 144) of this corporation, and (iii) an undertaking that if at any time the holder shall again become an affiliate or otherwise cease to enjoy free transferability of such securities under Rule 144 either by reason of change of circumstance or amendment of said Rule, it shall forthwith surrender any unlegended certificate(s) received by it in respect of the securities evidenced by this certificate for imposition of any appropriate legend."

         9.       MISCELLANEOUS

                  9.1      AMENDMENTS AND WAIVERS

         Any provision of this Agreement may be amended and the observance thereof may only be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 9.1 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of Registrable Securities, and the Company.

                  9.2      NOTICES

         Any notice required or permitted to be given hereunder shall be in writing and shall be deemed given at the opening of business on the first Business Day following the time (a) delivery is made, if by hand delivery, (b) the facsimile is successfully transmitted, if by telecopier or facsimile machine, or (c) the Business Day after such notice is deposited with a reputable next-day courier, postage prepaid, for next-day delivery, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice.

         To the Company:

                  Sierra On-Line, Inc.
                  3380 146 Place S.E., Suite 300
                  Bellevue, Washington  98007
                  Fax:  (206) 649-0214
                  Attention:  General Counsel

         with a copy to:

                  Perkins Coie
                  1201 Third Avenue, 40th Floor
                  Seattle, Washington  98101-3099

                  Fax:  (206) 583-8500
                  Attention:  Stephen A. McKeon

         To a Holder of Registrable Securities:

                  At the addresses listed in Schedule A hereto.

         with a copy to:

                  Testa, Hurwitz & Thibeault
                  High Street Tower
                  125 High Street
                  Boston, MA  02110
                  Fax:  (617) 248-7100
                  Attention:  John M. Hession

                  9.3      GOVERNING LAW

         This Agreement shall for all purposes be governed by and construed in accordance with the internal laws of the State of Washington without regard to conflicts-of-laws principles. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Washington with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations between parties arising under this Agreement.

                  9.4      SEVERABILITY

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excised from this Agreement, and the remainder of this Agreement shall be interpreted as if such provision were so excised and shall be enforceable in accordance with its remaining terms.

                  9.5      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             SIERRA ON-LINE, INC.


                                             By: /s/ MICHAEL A. BROCHU
                                                 -------------------------------
                                                 Its President


                                             SHAREHOLDERS:


                                             /s/ OMAR H. KHUDARI
                                             -----------------------------------
                                             Omar H. Khudari


                                             /s/ J. DAVID KAEMMER
                                             -----------------------------------
                                             J. David Kaemmer


                                             /s/ RICHARD S. GARCIA
                                             -----------------------------------
                                             Richard S. Garcia

                                   SCHEDULE A

                                                                     REGISTRABLE
HOLDERS                                                               SECURITIES
-------                                                              -----------
Omar Khudari
55 Forest Street                                                        550,469
Lexinton, MA  02173
SSN: ###-##-####

J. David Kaemmer
47 Bridgecourt Lane                                                     550,469
Concord, MA  01742
SSN: ###-##-####

Richard S. Garcia
709 Summit Avenue                                                        68,466
Northfield, MN  55057
SSN: ###-##-####